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                                                                    EXHIBIT 10.3

                    AMENDMENT TO DEFERRED PROFIT SHARING PLAN
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         Morgan Stanley & Co. Incorporated (the "Corporation") hereby amends the
Morgan Stanley & Co. Incorporated Deferred Profit Sharing Plan, as amended (the "DPSP"), as follows:

         1. Effective January 1, 2001, the definition of "Above-Base Compensation" in Section 1.1 of the DPSP shall be amended to read as follows:

         "1.1.  "Above-Base Compensation" shall mean:

          "(a)   Discretionary Bonuses (in the year paid);
          "(b)   Monthly Commissions (in the year paid); and
          "(c)   For periods on or after January 1, 2001, amounts
                 characterized by an Employer as retroactive corrective payments (in the year paid) to the extent that such payments would have been considered Above-Base Compensation at the time the services relating to such amounts were rendered."

         2. Effective January 1, 2001, the definition of "Base Salary" in
Section 1.6 of the DPSP shall be amended by deleting the words "or Affiliate" from the phrase "Employer or Affiliate" in the first sentence thereof.

         3. Effective January 1, 2001, the definition of "Base Salary" in
Section 1.6 of the DPSP shall be amended by adding the following immediately after the first sentence thereof:

         "Base Salary shall include amounts deferred or contributed to a plan by a Participant pursuant to Code section 125, 132(f)(4) or 401(k) to the extent that such amounts would have otherwise been Base Salary. Effective for periods on or after January 1, 2001, solely for purposes of Pre-Tax Deferral Contributions and not for purposes of Firm Contributions, Base Salary shall also include overtime pay, night premiums, and retroactive corrective payments (in the year paid) to the extent that such payments would have been considered Base Salary at the time the services relating to such amounts were rendered; in each case, that are received by an Employee during any year from an Employer."

         4. Effective January 1, 2001, the definition of "Compensation" in
Section 1.10 of the DPSP shall be amended by adding the following immediately after the first sentence thereof:

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         "Compensation shall not include compensation that is deferred by a
         Participant pursuant to a plan or arrangement with an Employer (other than this Plan) either in the year deferred or in the year paid; provided, however, that Compensation shall include amounts that would otherwise constitute Compensation that are deferred or contributed to a plan by a Participant pursuant to Code section 125, 132(f)(4) or 401(k)."

         5. Effective October 1, 2001, the definition of "Employee" in Section
1.15 of the DPSP shall be further amended by adding the following new paragraph to the end thereof:

                  "Notwithstanding the foregoing, any person who is an employee of both an Employer and an Affiliate that has adopted a funded defined contribution plan other than the Plan or the ESOP for the same period of service shall be considered an Employee only if (i) the business unit in which he is employed performs a greater amount of services for such Employer than for such Affiliate or (ii) he has been designated by the Committee as an Employee."

         6. Effective October 1, 2001, Sections 1.6 and 1.45 of the DPSP shall be amended by replacing all references to "the last sentence of Section 1.15" therein to "the last sentence of the first paragraph of Section 1.15."

         7. Effective October 1, 2001, Section 1.16 of the DPSP shall be amended by adding the following sentence after the first sentence:

         "An Affiliate that is not otherwise a participating Employer but that is the employer of an Employee described in the second paragraph of
         Section 1.15, shall become a participating Employer in accordance with the first sentence hereof, but only with respect to such Employee."

         8. Effective October 1, 2001, a new Section 2.3 shall be added to the DPSP to read as follows:

                  "2.3 Non-Duplication of Benefits. In no event shall an
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         Employee be eligible to make or receive contributions hereunder based on base salary, bonuses, commissions or other forms of compensation with respect to which the Employee is making or receiving contributions (whether or not vested) under another funded defined contribution plan maintained by an Affiliate, other than the ESOP."

         9. Effective October 1, 2001, Section 3.5(d)(1)(B) shall be amended to insert "132(f)(4)," after "125," and before "402(e)(3)" where such terms appear.

         10. Effective January 1, 2001, the second sentence of Section 6.1 of the DPSP shall be amended to read as follows:

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                  "Except as otherwise provided under Section 6.3, withdrawals in respect of Voluntary Contributions, when aggregated with all other withdrawals under Sections 6.2 and 6.3, shall be limited to two per calendar year."

         11. Effective January 1, 2001, the second sentence of Section 6.2 of the DPSP is amended to read as follows:

                   "Except as otherwise provided under Section 6.3, withdrawals in respect of Tax Deductible Contributions, when aggregated with all other withdrawals under Sections 6.1 and 6.3, shall be limited to two per calendar year.

         12. Effective January 1, 2001, the first paragraph of Section 6.3 of the DPSP shall be amended by adding the following sentence to the end thereto:

                 "Notwithstanding the foregoing sentence, a Participant may make more than two withdrawals in a calendar year if, after electing two partial withdrawals in a calendar year, the Participant elects a lump sum distribution of the total value of his interest in the Trust Fund."

         13. Effective October 1, 2001, Section 7.4(c) of the DPSP shall be amended to read as follows:

                  "(c) In accordance with procedures established by the Administrative Committee or its delegate, each Participant may instruct the Trustee as to how the MWD Stock held in the Morgan Stanley Dean Witter Stock Fund on behalf of the Participant shall be voted or tendered. The Trustee shall hold all such instructions in confidence. The Trustee shall vote or tender all shares of MWD Stock for which proper instructions have been received in accordance with such instructions and shall vote or tender all MWD Stock as to which no proper instructions are received in proportion to MWD Stock for which proper instructions have been received."

         14. Effective October 1, 2001, Section 10.1(a) of the DPSP shall be amended by adding the following to the end thereof:

         "Notwithstanding the foregoing sentence, a Participant may receive more than two distributions in a calendar year if, after electing two partial distributions in a calendar year, the Participant elects a final lump sum distribution of the total value of his interest in the Trust Fund."

         15. Effective January 1, 2002, the second sentence of Section 10.1(d) of the DPSP shall be amended to read as follows:


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                  "Effective January 1, 1997, a former Employee who has made an election to defer the commencement of receipt of his interest in the Trust Fund pursuant to this Subsection 10.1(d) may make an election to receive a lump sum distribution of any portion of the Value of such Participant's non-forfeitable interest in the Trust Fund at any time, which lump sum shall be payable as soon as practicable after the Valuation Date, and shall continue to defer the commencement of receipt for the remainder of his interest in the Trust Fund until the time specified in Subsection 10.6(b); provided, however, that on and after January 1, 2002, a Former Participant may not receive more than two partial distributions in any calendar year under this Section 10.1(d). Notwithstanding the proviso of the foregoing sentence, a Participant may receive more than two distributions in a calendar year if, after electing two partial distributions in a calendar year, the Participant elects a final lump sum distribution of the total value of his interest in the Trust Fund."

         16. Effective October 1, 2001, Section 10.3 of the DPSP shall be amended by adding the following to the end thereof:

         "Notwithstanding the foregoing, a Participant may receive more than two distributions in a calendar year if, after electing two partial distributions in a calendar year, the Participant elects a final lump sum distribution of the total value of his interest in the Trust Fund."

         17. Effective January 1, 2002, Section 10.6 of the DPSP shall be amended by adding the following to the end thereof:

                  "(d) Effective January 1, 2002, the following rules shall govern the payment of the annual amount of the minimum required distribution under Section 10.6(b) to a Participant who has not terminated from Service. The minimum required payment for a Year subsequent to the Year in which payment commenced pursuant to Section 10.6(b) shall be made only if the Participant elects at the time and in such manner prescribed by the Administrative Committee to receive payment in such year. The failure to make such an election shall be deemed to be an election by the Participant to defer receipt of the payment, and the amount of such deferred payment shall thereafter be held in the accounts maintained for the Participant under the Plan and adjusted as provided in Section 11.6."

         18. Effective October 1, 2001, Section 11.5 of the DPSP shall be amended to read as follows:

                   "11.5. Power to Interpret. The Committee shall have the
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         exclusive right to determine any question arising under or in connection with the administration of the Plan, including, but not limited to, the authority to interpret the Plan as

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         provided in Section 11.11(a), to direct disbursements by the Trustee and to exercise the other rights and powers specified herein."

         19. Effective October 1, 2001, Section 11.11(a) of the DPSP shall be amended by adding the following paragraph to the end thereof:

                  "The Committee shall have the authority to act with respect to any claim for benefits under the Plan. The Committee in its capacity as named fiduciary shall have the exclusive discretionary right to interpret the Plan, including those provisions governing eligibility and benefits, and to determine any questions arising under or in connection with the administration of the Plan, including without limitation, the authority to make factual determinations. The Committee shall have full authority to determine the entitlement, rights or eligibility of employees, participants and/or any other persons, and the amount of benefits, if any due under the Plan. The Committee shall also have the right and authority to remedy ambiguities, inconsistencies or omissions, arising under or in connection with the Plan. The construction and interpretations of the Plan and the determinations of the Committee hereunder shall be final and binding on all persons, other than the Hearing Panel established in accordance with Section 11.11(c) hereof."

         20. Effective October 1, 2001, Section 13.9 of the DPSP shall be amended to read as follows:

                  "13.9 Expenses of Administration. The expenses of
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         administration of the Plan shall be paid by the Plan to the extent not paid by the Employers."

         21. Effective January 1, 2002, Appendix A of the DPSP shall be amended by adding the following paragraph after the paragraph commencing with the phrase "Furthermore, a participant in the Kearny Plans":

                  "Effective for annuity starting dates on or after January 1, 2002, the benefit forms available under this Plan to any persons who were participants in the Kearny Plans as of December 31, 1998 shall be limited to the benefit forms that are available under Section 10 of the Plan and shall not include benefit forms that were formerly available under the Kearny Plans, except for any such benefit forms as may be required to be provided by law."

         22. Effective September 28, 2000, Appendix A of the DPSP shall be amended by adding the following paragraph to the end thereof:

                  "Each former employee of Ansett Worldwide Aviation Services, Inc. ("AWAS, Inc.") who is employed by an Employer on or after September 28, 2000 will be deemed to have an Employment Commencement Date as of the date such employee's service with AWAS, Inc. commenced. As of September 28, 2000, an


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         Hour of Service as defined in Section 1.29 of the Plan shall include each hour for which an employee of AWAS, Inc. was paid, or entitled to payment, for the performance of services for AWAS, Inc. As of September 28, 2000, the term Service as defined in Section 1.45 of the Plan shall also include all service with AWAS, Inc. prior to September 28, 2000."

                                * * * * * * * * *

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed on its behalf as of the 4th day of October, 2001.

                                            MORGAN STANLEY & CO. INCORPORATED

                                            By:  /s/ Michael T. Cunningham
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